UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2014

ROCAP MARKETING, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-178738	27-3388068
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

7211 East Southern Ave., Suite 106, Mesa, AZ 85209

(Address of Principal Executive Office) (Zip Code)

(213) 400-0770

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This amendment is being filed in order to (a) clarify that the entity purchased was Spiral, LLC rather than Spiral, Inc. and (b) include the financial statements

Item 1.01

Entry into a Material Definitive Agreement

Item 2.01

Completion of Acquisition of Assets

Item 3.02

Unregistered Sale of Equity Securities

Item 5.01

Changes in Control of Registrant

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer

On May 27, 2014 the Registrant entered into a Share Exchange Agreement with Spiral Toys, LLC, d/b/a Spiral, Inc., a Nevada corporation, and Mark Meyers, the sole member of Spiral Toys, LLC.  The Share Exchange Agreement was amended on June 30, 2014. On July 1, 2014, the acquisition and other transactions contemplated by the Share Exchange Agreement were completed.

Pursuant to the Share Exchange Agreement, on July 1, 2014 the Registrant purchased from Mark Meyer all of the membership interest in Spiral Toys, LLC. In exchange for ownership of Spiral Toys, LLC, the Registrant issued 18,130,887 shares of its common stock to Mark Meyers and his assignees, representing 50% of the outstanding shares. The Registrant also agreed to institute a bonus program pursuant to which Mark Meyers could earn an additional 4,126,133 shares of common stock based upon performance criteria for Spiral to be agreed upon.

At the closing on July 1, 2014, pursuant to the Share Exchange Agreement, William Clayton resigned from the Registrant's Board of Directors and from his position as Chief Operations Officer of the Registrant. The Board thereupon appointed Mark Meyers to serve as a member of the Board of Directors and as Chief Executive Officer of the Registrant.

In connection with the closing, Gordon McDougall (for himself and his company, Tezi Advisory) and Peter Henricsson agreed to modify the loans payable to them by the Registrant, which have an aggregate balance of approximately $120,000.  The loans will be payable only when the Registrant has obtained financing of no less than $2,000,000, but will be convertible into the Registrant's common stock at the creditor's option at any time at a conversion rate of $.25 per share.

Item 9.01

Financial Statements and Exhibits

Financial Statements

Financial Statements of Spiral, LLC

Pro Forma Financial Information

Exhibits

10-a

Share Exchange Agreement dated May 27, 2014 among Rocap Marketing, Inc., Spiral, Inc. and Mark Meyers - previously filed

10-b

Amendment dated June 30, 2014 to Share Exchange Agreement dated May 27, 2014 among Rocap Marketing, Inc., Spiral, Inc. and Mark Meyers - previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 28, 2015	/ s/ Mark Meyers
By: Mark Meyers
Its: Chief Executive Officer

Dated: January 28, 2015	/s/ Robert Stewart
By: Robert Stewart
Its: Chief Financial Officer, Chief Accounting Officer

SPIRAL TOYS, LLC

INDEX TO FINANCIAL STATEMENTS

Balance Sheets as of June 30, 2014 (unaudited)

and December 31, 2013

5

Statements of Operations (unaudited) for the six months

ended June 30, 2014 and June 30, 2013

6

Statements of Cash Flows (unaudited) for the six months

ended June 30, 2014 and June 30, 2013

7

Notes to the Consolidated Financial Statements

8

Reports of Independent Registered Public Accounting Firm

11

Balance Sheets as of December 31, 2013 and December 31, 2012

12

Statements of Operations for the 12 months ended December 31, 2013 and December 31, 2012

.

13

Statements of Member’s Deficit for the 12 months ended December 31, 2013 and December 31, 2012

14

Statements of Cash Flow for the twelve months ended

December 31, 2013 and December 31, 2012

15

Notes to the Financial Statements

16

SPIRAL TOYS, LLC
Balance Sheets

	June 30,	December 31,
	2014	2013
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash	$8	$5,695

Total Current Assets	8	5,695

TOTAL ASSETS	$8	$5,695

LIABILITIES AND MEMBER DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$-	$-
Advances from distributor	120,587	66,661

Total Current Liabilities	120,587	66,661

TOTAL LIABILITIES	120,587	66,661

MEMBER DEFICIT
Member equity	606,801	541,536
Accumulated deficit	(727,380)	(602,502)

Member Deficit	(120,579)	(60,966)

TOTAL MEMBER DEFICIT	(120,579)	(60,966)

TOTAL LIABILITIES AND MEMBER DEFICIT	$8	$5,695

See accompanying notes to the financial statements.

SPIRAL TOYS, LLC
Statements of Operations
(Unaudited)

	For the Six Months Ended
	June 30,
	2014	2013

SALES	$45,389	$-

OPERATING EXPENSES
Developmental costs	37,158	14,730
General and administrative	133,109	135,436

Total Operating Expenses	170,267	150,166

LOSS FROM OPERATIONS	(124,878)	(150,166)

NET LOSS ATTRIBUTABLE
TO MEMBER	$(124,878)	$(150,166)

See accompanying notes to the financial statements.

SPIRAL TOYS. LLC
Statements of Cash Flows
(Unaudited)

	For the Six Months Ended
	June 30,
	2014	2013

OPERATING ACTIVITIES:
Net loss	$(124,878)	$(150,166)
Adjustments to reconcile net loss to net cash used
in operating activities:
Contributed salary	44,697	120,000
Changes in operating assets and liabilities:
Advances from distributor	53,926	-
Net Cash Used in Operating Activities	(26,255)	(30,166)

INVESTING ACTIVITIES:	-	-

FINANCING ACTIVITIES:
Equity contributions	20,568	30,166
Net Cash Provided by Financing Activities	20,568	30,166

NET CHANGE IN CASH	(5,687)	-

CASH AT BEGINNING OF YEAR	5,695	-

CASH AT END OF PERIOD	$8	$-

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Interest paid	$-	$-
Income tax paid	$-	$-

See accompanying notes to the financial statements.

SPIRAL TOYS, LLC

Notes to the Financial Statements

June 30, 2014 and 2013

(Unaudited)

NOTE 1 – ORGANIZATION AND OPERATIONS

Spiral Toys LLC

Spiral Toys LLC, (“Spiral”) was formed as a limited liability company under the laws of the State of California on July 12, 2011.  Spiral develops entertainment products in both physical toys as well as digital media. As further reported in Note 3, Spiral was acquired by Rocap Marketing Inc (“Rocap”).  The acquisition of 100% of Spiral has been recorded on the purchase method of accounting in accordance with section 805-10-05 of the FASB Accounting Standards Codification.  Rocap allocated the purchase price of Spiral to the tangible assets acquired and liabilities assumed based on their estimated fair values.

Spiral revenue is currently generated in two different manners.  The first is consulting revenue and is recognized upon the fulfillment of contractual milestones with pre-set remuneration.  Currently the Company is engaged by a major studio in the development of entertainment properties.   The second line is based upon the sale of physical toys.  The toys are sold through a third party distributor and Spiral receives 50% of the net profit per item.  Only settled invoices are taken into revenue.   The amount earned on these sales represents 50% of the net amount received by the distributor of the product, after deduction of the cost to produce.  As such, there are no costs of goods sold associated with the income. During the six months ended June 30, 2014, the sales reported were consulting revenue.

Goodwill of $3,746,735 has been recorded upon the acquisition of Spiral.  The Company will analyze the goodwill periodically and if impairment is determined, will adjust the balances accordingly.

Basis of Presentation – Unaudited Interim Financial Information

The accompanying unaudited interim financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for the interim financial information, and with the rules and regulations of the United States Securities and Exchange Commission (“SEC”).  Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements.  The unaudited interim financial statements furnished reflect all adjustments (consisting of normal recurring accruals) which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented.  Unaudited interim results are not necessarily indicative of the results for the full year.  These financial statements should be read in conjunction with the financial statements of the Company for the Year Ended December 31, 2013 and notes thereto.

Significant Accounting Policies

Accounts receivable are recorded at the invoiced amount, net of an allowance for doubtful accounts.  The Company follows paragraph 310-10-50-9 of the FASB Accounting Standards Codification to estimate the allowance for doubtful accounts.  The Company performs on-going credit evaluations of its customers and adjusts credit limits based upon payment history and the customer’s current credit worthiness, as determined by the review of their current credit information; and determines the allowance for doubtful accounts based on historical write-off experience, customer specific facts and economic conditions.

Pursuant to paragraph 310-10-50-2 of the FASB Accounting Standards Codification,  account balances are charged off against allowance after all means of collection have been exhausted and the potential for recovery is considered remote.  The Company has adopted paragraph 310-10-50-6 of the FASB Accounting Standards Codification and determines when receivables are past due or delinquent based on how recently payments have been received.

The Company does not have any off-balance-sheet credit exposure to its customers.

Development costs and media expenses, both as a part of the production and sales of the toys, are expensed in the period incurred.

NOTE 2 – GOING CONCERN

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

As reflected in the accompanying consolidated financial statements, the Company had an accumulated deficit at June 30, 2014, a working capital deficit, a net loss and net cash used in operating activities for the interim period then ended. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

While the Company is attempting to establish an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern, the Company’s cash position may not be adequate to support the Company’s daily operations.  Management intends to raise additional funds by seeking equity and/or debt financing.  Management believes that the actions presently being taken to further implement its business plan and generate revenues provide the opportunity for the Company to continue as a going concern.  While the Company believes in the viability of its strategy to generate revenues and in its ability to raise additional funds, there can be no assurances to that effect.  The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate revenues.

The consolidated financial statements do not include any adjustments related to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 3 – ACQUISITION OF SPIRAL TOYS, LLC

Spiral, LLC Share Exchange Agreement

On May 27, 2014 the Company entered into a Share Exchange Agreement (“the Agreement”) with RoCap Marketing Inc., a Nevada corporation, (“RoCap”) and Mark Meyers, the sole member of Spiral.  The Agreement was amended on June 30, 2014. On July 1, 2014, the acquisition and other transactions contemplated by the Agreement were completed.

Pursuant to the Agreement, on July 1, 2014 RoCap purchased from Mark Meyer all of the membership interest in Spiral.  In exchange for ownership of Spiral, RoCap issued 18,130,887 shares of its common stock to Mark Meyers and his assignees, representing 50% of the outstanding shares.  RoCap also agreed to institute a bonus program pursuant to which Mark Meyers could earn an additional 4,126,133 shares of common stock based upon performance criteria for Spiral to be agreed upon.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Member of Management

Spiral Toys, LLC

Thousand Oaks, California

We have audited the accompanying balance sheets of Spiral Toys, LLC as of December 31, 2013 and 2012, and the related statements of operations, statement of member deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Spiral Toys, LLC as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 5 to the financial statements, the Company does not generate revenue and has negative cash flows from operations. This raises substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

HJ Associates & Consultants, LLP

/s/ HJ Associates & Consultants, LLP

Salt Lake City Utah

January 28, 2015

SPIRAL TOYS, LLC
Balance Sheets

	December 31,	December 31,
	2013	2012

ASSETS
CURRENT ASSETS
Cash	$5,695	$-

Total Current Assets	5,695	-

TOTAL ASSETS	$5,695	$-

LIABILITIES AND MEMBER DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$-	$-
Advances from distributor	66,661	-

Total Current Liabilities	66,661	-

TOTAL LIABILITIES	66,661	-

MEMBER DEFICIT
Member equity	541,536	279,049
Accumulated deficit	(602,502)	(279,049)

Member Deficit	(60,966)	-

TOTAL MEMBER DEFICIT	(60,966)	-

TOTAL LIABILITIES AND MEMBER DEFICIT	$5,695	$-

See accompanying notes to the financial statements.

SPIRAL TOYS, LLC
Statements of Operations

	For the Year Ended
	December 31,
	2013	2012

OPERATING EXPENSES
Developmental costs	$ 58,846	$ 24,888
General and administrative	264,607	254,161

Total Operating Expenses	323,453	279,049

LOSS FROM OPERATIONS	(323,453)	(279,049)

NET LOSS ATTRIBUTABLE
TO MEMBER	$(323,453)	$(279,049)

See accompanying notes to the financial statements.

SPIRAL TOYS, LLC
Statements of Member Deficit
December 31, 2013 and December 31, 2012

	Member
	Capital	Accumulated	Total
	Contributions	Deficit	Equity (Deficit)

Capital Contributions	$39,049	$-	$39,049

Salary contributed as capital	240,000	-	240,000

Net loss for the year ended
December 31, 2012	-	(279,049)	(279,049)

Balance, December 31, 2012	279,049	(279,049)	-

Capital Contributions	30,660	-	30,660

Salary contributed as capital	231,827	-	231,827

Net loss for the year ended
December 31, 2013	-	(323,453)	(323,453)

Balance, December 31, 2013	$541,536	$(602,502)	$(60,966)

See accompanying notes to the financial statements.

SPIRAL TOYS, LLC
Statements of Cash Flows

	For the Year Ended
	December 31,
	2013	2012

OPERATING ACTIVITIES:
Net loss	$(323,453)	$(279,049)
Adjustments to reconcile net loss to net cash used
in operating activities:
Contributed Salary	231,827	240,000
Changes in operating assets and liabilities:
Advances from distributor	66,661	-
Net Cash Used in Operating Activities	(24,965)	(39,049)

INVESTING ACTIVITIES:	-	-

FINANCING ACTIVITIES:
Equity contributions	30,660	39,049
Net Cash Provided by Financing Activities	30,660	39,049

NET CHANGE IN CASH	5,695	-

CASH AT BEGINNING OF YEAR	-	-

CASH AT END OF PERIOD	$5,695	$-

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

Interest paid	$-	$-
Income tax paid	$-	$-

SPIRAL TOYS, LLC

Notes to the Financial Statements

December 31, 2012 and 2013

NOTE 1 – ORGANIZATION AND OPERATIONS

Spiral Toys LLC, (“Spiral” or the “Company”) was formed as a limited liability company under the laws of the State of California on July 12, 2011.  Spiral develops entertainment products in both physical toys as well as digital media. As further reported in Note 6, Spiral was acquired by Rocap Marketing Inc (“Rocap”).  The acquisition of 100% of Spiral has been recorded on the purchase method of accounting in accordance with section 805-10-05 of the FASB Accounting Standards Codification.  Rocap allocated the purchase price of Spiral to the tangible assets acquired and liabilities assumed based on their estimated fair values.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Company’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of  three months or less when purchased to be cash equivalents.

Related Parties

The Company follows subtopic 850-10 of the FASB Accounting Standards Codification for the identification of related parties and disclosure of related party transactions.

Pursuant to Section 850-10-20 the related parties include a. affiliates of the Company; b. entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of Section 825–10–15, to be accounted for by the equity method by the investing entity; c. trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; d. principal owners of the Company; e. management of the Company; f. other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g. other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of consolidated or combined financial statements is not required in those statements. The disclosures shall include:  a. the nature of the relationship(s) involved; b. description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c. the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d. amounts due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

Commitment and Contingencies

The Company follows subtopic 450-20 of the FASB Accounting Standards Codification to report accounting for contingencies. Certain conditions may exist as of the date the consolidated financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur.  The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment.  In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

Income Taxes

As a limited liability company, the Company’s taxable income or loss is allocated to members in accordance with their respective percentage ownership.  Therefore, no provision or liability for federal income taxes has been included in the financial statements.  In the event of an examination of the Company’s tax return, the tax liability of the members could be changed if an adjustment in the Company’s income is ultimately sustained by the taxing authorities.

The Company did not have any interest or penalties assessed by the income taxing authorities for the years ended December 31, 2013 and 2012.  Management evaluates the Company’s income tax circumstances and filings nder the most current relevant accounting rules and believes the Company has incurred no liability for uncertain beneficial tax positions (or any related penalties and interest ) for periods open to normal jurisdictional examination (currently 2013-2012).

Net income for financial statement purposes may differ significantly from taxable income reportable to members as a result of differences between the tax basis and financial reporting basis of assets and liabilities.

General and Administrative Expenses

General and administrative expenses include those indirect costs of operating the business such as office supplies, travel and utilities.

Cash Flows Reporting

The Company adopted paragraph 230-10-45-24 of the FASB Accounting Standards Codification for cash flows reporting, classifies cash receipts and payments according to whether they stem from operating, investing, or financing activities and provides definitions of each category, and uses the indirect or reconciliation method (“Indirect method”) as defined by paragraph 230-10-45-25 of the FASB Accounting Standards Codification to report net cash flow from operating activities by adjusting net income to reconcile it to net cash flow from operating activities by removing the effects of (a) all deferrals of past operating cash receipts and payments and all accruals of expected future operating cash receipts and payments and (b) all items that are included in net income that do not affect operating cash receipts and payments.

Subsequent Events

The Company follows the guidance in Section 855-10-50 of the FASB Accounting Standards Codification for the disclosure of subsequent events.  The Company will disclose the date through which subsequent events have been evaluated and that date is the date when the financial statements were issued.

NOTE 3- CAPITAL ACCOUNTS

During 2012 and 2013, the Company had one member of the LLC.  As a single member LLC, the holder of 100% of the units, there is no restriction on the member’s liability.  During the years 2012 and 2013, the member contributed $279,049 and $262,487 respectively of cash and services.  Of the capital contributed, $240,000 and $231,827 were in contributed services for 2012 and 2013, respectively.

NOTE 4- COLLABORATIVE ARRANGEMENTS

The Company has entered into a distribution agreement with a Hong Kong based entity in 2013.  Spiral receives 50% of the revenue generated in the sale of the items, net of the toy’s cost of production and a 10% allocation to the distributor for overhead.  In addition, certain development costs were funded by the distribution entity and will be repaid out of the proceeds of the toy sales.  At the end of 2013, the amount due the distributor totaled $66,661.  No toy sales were recorded during that period.

NOTE 5 – GOING CONCERN

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates continuity of operations, realization of assets, and liquidation of liabilities in the normal course of business.

As reflected in the accompanying consolidated financial statements, the Company had an accumulated deficit at June 30, 2014, a net loss and net cash used in operating activities for the interim period then ended. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

While the Company is attempting to establish an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern, the Company’s cash position may not be significant enough to support the Company’s daily operations.  Management intends to raise additional funds by seeking equity and/or debt financing.  Management believes that the actions presently being taken to further implement its business plan and generate revenues provide the opportunity for the Company to continue as a going concern.  While the Company believes in the viability of its strategy to generate revenues and in its ability to raise additional funds, there can be no assurances to that effect.  The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate revenues.

The consolidated financial statements do not include any adjustments related to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 6 – SUBSEQUENT EVENTS

Management has evaluated subsequent events according to the requirements of ASC Topic 855, and has determined that there were no reportable subsequent events to be disclosed, other than those listed below.

Spiral, LLC Share Exchange Agreement

On May 27, 2014 the Company entered into a Share Exchange Agreement (“the Agreement”) with RoCap Marketing Inc., a Nevada corporation, (“RoCap”) and Mark Meyers, the sole member of Spiral.  The Agreement was amended on June 30, 2014. On July 1, 2014, the acquisition and other transactions contemplated by the Agreement were completed.

Pursuant to the Agreement, on July 1, 2014 RoCap purchased from Mark Meyer all of the membership interest in Spiral.  In exchange for ownership of Spiral, RoCap issued 18,130,887 shares of its common stock to Mark Meyers and his assignees, representing 50% of the outstanding shares.  RoCap also agreed to institute a bonus program pursuant to which Mark Meyers could earn an additional 4,126,133 shares of common stock based upon performance criteria for Spiral to be agreed upon.

For the six-month periods ended June 30, 2014 and 2013 the operations of Spiral consisted of the following:

	For the Six Months Ended
	(Unaudited) June 30, 2013	(Unaudited) June 30, 2014

SALES	$ -	$ 45,389
OPERATING EXPENSES	(218,867)	(267,368)
LOSS FROM OPERATIONS	(218,867)	(221,979)
INTEREST EXPENSE	(2,508)	(5,490)
LOSS BEFORE INCOME TAX
PROVISION AND NON-
CONTROLLING INTEREST	(221,375)	(227,469)
NET LOSS ATTRIBUTABLE TO
DISCONTINUED OPERATIONS	(94,489)	(23,752)
NET INCOME (LOSS) BEFORE CONTROLLING	(315,864)	(251,221)
INTEREST
NET LOSS ATTRIBUTABLE TO
NON-CONTROLLING INTEREST	18,898	4,750

NET INCOME (LOSS) ATTRIBUTABLE
TO COMMON STOCKHOLDERS	$ (296,966)	$ (246,471)

For the Year Ended
(Unaudited) December 31, 2013

SALES	$ -
OPERATING EXPENSES	(467,574)
LOSS FROM OPERATIONS	(467,574)
INTEREST EXPENSE	(7,684)
LOSS BEFORE INCOME TAX
PROVISION AND NON-
CONTROLLING INTEREST	(475,278)
NET LOSS ATTRIBUTABLE TO
DISCONTINUED OPERATIONS	(184,090)
NET INCOME (LOSS) BEFORE CONTROLLING	(659,368)
INTEREST
NET LOSS ATTRIBUTABLE TO
NON-CONTROLLING INTEREST	36,818

NET INCOME (LOSS) ATTRIBUTABLE
TO COMMON STOCKHOLDERS	$ (622,550)

ROCAP MARKETING, INC. AND SUBSIDIARY
Consolidated Balance Sheets

December 31, 2013
ASSETS
CURRENT ASSETS
Cash	$ 22,441

Total Current Assets	22,441

PROPERTY AND EQUIPMENT, net	-

OTHER ASSETS
Goodwill	3.363,691
Net assets of discontinued operations	71,189

Total Other Assets	3,434,880

TOTAL ASSETS	$ 3,457,321

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 43,459
Advance from distributor	66,661
Current maturities of notes payable - related parties	105,738
Interest payable	10,068
Net liabilities of discontinued operations	488,181

Total Current Liabilities	714,107

TOTAL LIABILITIES	714,107

STOCKHOLDERS' DEFICIT
Preferred stock: par value $0.001, 1,000,000 shares authorized;
zero shares issued and outstanding	-
Common stock: par value $0.001, 74,000,000 shares authorized;
38,761,554 shares issued and outstanding	38,762
Additional paid-in capital	3,936,162
Accumulated deficit	(1,231,710)

TOTAL STOCKHOLDERS' DEFICIT	2,743,214

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$3,457,321

ROCAP MARKETING, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2014

			ProForma
			Adjustments		ProForma
	ROCAP	SPIRAL	(Unaudited		(Unaudited
ASSETS
CURRENT ASSETS
Cash	$ 68,229	$ 8	$ -		$ 68,237

Total Current Assets	68,229	8	-		68,237

PROPERTY AND EQUIPMENT, net	-	-	-		-

OTHER ASSETS
Goodwill	-		3,621,879	(A)	3,621,879
Net assets of discontinued operations	71,339	-			71,339

Total Other Assets	71,339	-	3,621,879		3,693,218

TOTAL ASSETS	$ 139,568	$ 8	$ 3,621,879		$ 3,761,455

LIABILITIES AND STOCKHOLDERS' DEFICIT
CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 76,285	$ -	$ -		$ 76,285
Advance from distributor	-	120,587	-		120,587
Salaries payable	276,250	-	(253,500)	(B)	22,750
Notes payable	5,000	-	-		5,000
Current maturities of notes payable - related parties	115,738	-	-		115,738
Interest payable	15,559	-	-		15,559
Net liabilities of discontinued operations	512,840	-	-		512,840

Total Current Liabilities	1,001,672	120,587	(253,500)		868,759

TOTAL LIABILITIES	1,001,672	120,587	(253,500)		868,759

STOCKHOLDERS' DEFICIT
Preferred stock: par value $0.001, 1,000,000 shares authorized;
zero shares issued and outstanding	-	-	-		-
Common stock: par value $0.001, 74,000,000 shares authorized;
39,456,554 shares issued and outstanding	21,326	-	18,131	(A)	39,457
Member Equity		606,801	(606,801)	(A)	-
Additional paid-in capital	187,920	-	3,861,547	(A & B)	4,049,467
Subscription Receivable	(36,750)	-	-		(36,750)
Accumulated deficit	(960,014)	(727,380)	602,502	(A)	(1,084,892)

Stockholders' Deficit	(787,518)	(120,579)	3,875,379		2,967,282

NON-CONTROLLING INTEREST IN SUBSIDIARY
Non-controlling interest - capital stock in consolidated subsidiary	2,000	-	-		2,000
Non-controlling interest - retained deficit in consolidated subsidiary	(76,586)	-	-		(76,586)

NON-CONTROLLING INTEREST IN SUBSIDIARY	(74,586)	-	-		(74,586)

TOTAL STOCKHOLDERS' DEFICIT	(862,104)	(120,579)	3,875,379		2,892,696

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$139,568	8	3,621,879		3,761,455

See notes to unaudited pro forma condensed financial information.

ROCAP MARKETING, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
AS OF JUNE 30, 2014
			ProForma
			Adjustments	ProForma
	ROCAP	SPIRAL	(Unaudited)	(Unaudited)
SALES
Sales	$ -	$ 45,389		$ 45,389

OPERATING EXPENSES
Product development costs	-	37,158		37,158
General and administrative	97,101	133,109		230,210

Total Operating Expenses	97,101	170,267		267,368

LOSS FROM OPERATIONS	(97,101)	(124,878)		(221,979)

OTHER EXPENSE
Interest expense	(5,490)	-		(5,490)

Total Other Expense	(5,490)	-		(5,490)

LOSS BEFORE INCOME TAX
PROVISION	(102,591)	(124,878)		(227,469)
Income tax provision	-	-

NET LOSS FROM CONTINUING
OPERATIONS	(102,591)	(124,878)		(227,469)

Net loss attributable to
Discontinued operations	(23,752)	-		(23,752)

NET INCOME (LOSS) ATTRIBUTABLE
TO COMMON STOCKHOLDERS	$ (126,343)	$ (124,878)		$ (251,221)

NET INCOME (LOSS) PER COMMON SHARE
BASIC AND DILUTED
Continuing operations	$ (0.00)	$ (0.00)		$ (0.01)
Discontinued operations	$ (0.00)	$ 0.00		$ (0.00)
Total	$ (0.00)	$ (0.00)		$ (0.01)

Weighted average common
shares outstanding

BASIC AND DILUTED	36,288,432	36,288,432		36,288,432

See notes to unaudited pro forma condensed financial information.

ROCAP MARKETING, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF DECEMBER 31, 2013
			ProForma
			Adjustments		ProForma
	ROCAP	SPIRAL	(Unaudited)		(Unaudited)
ASSETS
CURRENT ASSETS
Cash	$ 16,746	$ 5,695	$ -		$ 22,441

Total Current Assets	16,746	5,695	-		22,441

PROPERTY AND EQUIPMENT, net	-	-	-		-

OTHER ASSETS
Goodwill	-	-	3,363,691	(A)	3,363,691
Net assets of discontinued operations	71,189	-	-		71,189

Total Other Assets	71,189	-	3,363,691		3,434,880

TOTAL ASSETS	$ 87,935	$ 5,695	$ 3,363,691		$ 3,457,321

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 43,459	$ -	$ -		$ 43,459
Advance from distributor	-	66,661	-		66,661
Salaries payable	253,500	-	(253,500)	(B)	-
Notes payable	-	-	-		-
Convertible short term notes	-	-	-		-
Current maturities of notes payable - related parties	105,738	-	-		105,738
Interest payable	10,068	-	-		10,068
Net liabilities of discontinued operations	488,181	-	-		488,181

Total Current Liabilities	900,946	66,661	(253,500)		714,107

TOTAL LIABILITIES	900,946	66,661	(253,500)		714,107

STOCKHOLDERS' DEFICIT
Preferred stock: par value $0.001, 1,000,000 shares authorized;
zero shares issued and outstanding	-	-	-		-
Common stock: par value $0.001, 74,000,000 shares authorized;
38,761,554 shares issued and outstanding	20,631	-	18,131	(A)	38,762
Member Equity	-	541,536	(541,536)	(A)	-
Additional paid-in capital	74,615	-	3,861,547	(A&B)	3,936,162
Accumulated deficit	(838,421)	(602,502)	279,049	(A)	(1,161,874)

Stockholders' Deficit	(743,175)	(60,966)	3,617,191		2,813,050

NON-CONTROLLING INTEREST IN SUBSIDIARY
Non-controlling interest - capital stock in consolidated subsidiary	2,000	-	-		2,000
Non-controlling interest - retained deficit in consolidated subsidiary	(71,836)	-	-		(71,836)

NON-CONTROLLING INTEREST IN SUBSIDIARY	(69,836)	-	-		(69,836)

TOTAL STOCKHOLDERS' DEFICIT	$ (813,011)	$ (60,966)	$ 3,617,191		$ 2,743,214

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	87,935	5,695	3,363,691		3,457,321

See notes to unaudited pro forma condensed financial information.

ROCAP MARKETING, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
AS OF DECEMBER 31, 2013
			ProForma
			Adjustments	ProForma
	ROCAP	SPIRAL	(Unaudited	(Unaudited)
SALES
Sales	$-	$-		$-

OPERATING EXPENSES
Product development costs	-	58,846		58,846
General and administrative	144,121	264,607		408,728

Total Operating Expenses	144,121	323,453		467,574

LOSS FROM OPERATIONS	(144,121)	(323,453)		(467,574)

OTHER EXPENSE
Interest expense	(7,684)	-		(7,684)

Total Other Expense	(7,684)	-		(7,684)

LOSS BEFORE INCOME TAX
PROVISION	(151,805)	(323,453)		(475,258)
Income tax provision	-	-		-

NET LOSS FROM CONTINUING
OPERATIONS	(151,805)	(323,453)		(475,258)

Net loss attributable to
Discontinued operations	(184,090)	-		(184,090)

NET INCOME (LOSS) ATTRIBUTABLE
TO COMMON STOCKHOLDERS	$(335,895)	$(323,453)		$(659,348)

NET INCOME (LOSS) PER COMMON SHARE
BASIC AND DILUTED
Continuing operations	$(0.00)	$(0.01)		$(0.01)
Discontinued operations	$(0.01)	$0.00		$(0.01)
Total	$(0.01)	$(0.01)		$(0.02)

Weighted average common
shares outstanding

BASIC AND DILUTED	36,261,554	36,261,554		36,261,554

See notes to unaudited pro forma condensed financial information.

SPIRAL TOYS, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

NOTE 1 – BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed balance sheet and the statement of operations for the six months ended June 30, 2014 and the year ended December 31, 2013 are based on the historical statements of Rocap Marketing, Inc. (the “Company”) and Spiral Toys, LLC (“Spiral”) after the acquisition of Spiral by the Company effective July 1, 2014 and adjustments described in the accompanying notes to the unaudited pro forma condensed financial information.

The Company accounts for business combinations pursuant to Accounting Standards Codification ASC 805, Business Combinations.  In accordance with ASC 805, the Company uses it’s best estimates and assumptions to accurately assign fair value to the assets acquired and the liabilities assumed at the acquisition date.  Goodwill as of the acquisition date is measured as the excess of the purchase consideration over the fair value of the assets acquired and the liabilities assumed.

The fair values assigned to Spiral’s assets acquired and liabilities assumed are based on management’s estimates and assumptions.  The estimated fair values of these assets acquired and liabilities assumed are based on the information available at the date fo the acquisition.  The Company believes that the information provides a reasonable basis for estimating the fair values of assets acquired and liabilities assumed.

The unaudited pro forma condensed financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that the Company would have reported had the Spiral acquisition been completed as of the dates presented, and should not be taken as a representation of the Company’s future consolidated results of operation or financial position.

The unaudited pro forma condensed financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of the Company to be included on form 10K for the year ended December 31, 2014.

The Company has presented the operations of LexiLuu as discontinued on a retroactive basis.  The operations of LexiLuu were discontinued effective July 1, 2014 per the Agreement dated July 1, 2014, subsequent to the acquisition of Spiral Toys, LLC.

Accounting Periods Presented

For purposes of these unaudited pro forma condensed financial information, Spiral’s historical six months ended June 30, 2014 and the year ended December 31, 2013, have been aligned to more closely conform to the Company’s financial information, as explained below.  Certain pro forma adjustments were made to conform Spiral’s accounting policies to the Company’s accounting policies as noted below.

The unaudited pro forma condensed balance sheet and statement of operations for the six months ended June 30, 2014 and the year ended December 31, 2013 are presented as if the acquisition of Spiral had occurred on January 1, 2013 and were carried forward through each of the accounting periods.

NOTE 2 – ACQUISITION OF SPIRAL TOYS, LLC

Spiral, LLC Share Exchange Agreement

On May 27, 2014 the Company entered into a Share Exchange Agreement (“the Agreement”) with Spiral Toys LLC, a California limited liability company (“Spiral”) and Mark Meyers, the sole member of Spiral.  The Agreement was amended on June 30, 2014. On July 1, 2014, the acquisition and other transactions contemplated by the Agreement were completed.

Pursuant to the Agreement, on July 1, 2014 the Company purchased from Mark Meyers all of the membership interest in Spiral.  In exchange for ownership of Spiral, the Company issued 18,130,887 shares of its common stock to Mark Meyers and his assignees, representing 50% of the outstanding shares.  The shares were valued at $0.20 per share which was based on the current market price at the time of the transaction.   Rocap also agreed to institute a bonus program pursuant to which Mark Meyers could earn an additional 4,126,133 shares of common stock based upon performance criteria for Spiral to be agreed upon.

Additionally, salaries payable of $253,500 were forgiven as part of the Spiral acquisition.  These amounts, principally to two individuals, were eliminated and credited to Additional Paid in Capital.

NOTE 3 – PRO FORMA ADJUSTMENTS

The following pro forma adjustments are included in the Company’s unaudited pro forma financial information:

(A)

 To record the estimate of goodwill for the Company’s acquisition of Spiral. The estimate of goodwill represents the excess of the purchase consideration over the estimated fair value of the assets acquired and liabilities assumed.

(B)

To eliminate the salaries payable forgiven as a result of the acquisition of Spiral